EXHIBIT 10.14

                          PRELIMINARY AGENCY AGREEMENT
            (Bentley Communications Corp. and Lick Hung Toys Limited)

                                  MAY 01, 2000

LICK HUNG TOYS LIMITED
Unite No. 9, 7/F, Leader Ind. Ctr. 57-59
Au Pui Wan Street, Fo Tan
Shatin, New Territories, Hong Kong
Tel: 2687 0572
Fax: 2606 7230

BENTLEY COMMUNICATIONS CORP.
9800 S. Sepulveda Blvd., Sutie 625
Los Angeles, Ca 90045
Tel: (310) 342-0706
Fax: (310)342-0704

This document shall serve as a, "Preliminary Agency Agreement" whereby Bentley Communications Corp. "referred to Party A" and Lick Hung Toys Limited "referred to as Party B" wish to explore cooperation in several areas. Both parties have agreed to the following articles:

REGION:
         Party A shall become the exclusive Agent of Party B in the region outside of China, Hong Kong, Taiwan and Africa.

PROVISIONS:

         1. Party B shall provide all relevant information of said "Order" from companies, individual, person, people or group of persons placed an order or orders directly to Party B in the region outside of China, Hong Kong, Taiwan and Africa without consult to Party A.

         2. Party A shall provide all relevant information of said "Order" from companies individual, person, people or group of persons placed an order or orders directly to Party A in the region of China, Hong Kong, Taiwan and Africa without consult to Party B.

         3. Party B shall provide all relevant information of said "need" to develop and/or explore business in the Internet Marketing Web Site to Party A.

RESPONSIBILITIES:

         1. Party B shall guarantee the accuracy and validity of all materials submitted to Party A
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         2. Party A may consult with Party B as to website management and content

         3. Party A shall have final authority as to website management and content.

         4. Both companies are subject to independent audit annually.

EXCLUSIONS:
Entities of which Party A has signed an agreement.

LICK HUNG TOYS LIMITED

/s/ Lo Fai Man
----------------------
Lo Fai Man
Owner


                                   BENTLEY COMMUNICATIONS CORP.

                                   /s/ Victor Allen Nguyen, Ph.D.
                                   -------------------------------
                                   Victor Allen Nguyen, Ph.D.
                                   President


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